© Rhythm® Pharmaceuticals, Inc. All rights reserved. ® November 3, 2026 Rhythm Pharmaceuticals Third Quarter 2026 Financial Results and Business Update EXHIBIT 99.2

® 2 On Today’s Call • David Connolly, Vice President of Investor Relations and Corporate Communications • David Meeker, MD, Chair, President and Chief Executive Officer • Jennifer Lee, Executive Vice President, Head of North America • Yann Mazabraud, Executive Vice President, Head of International • Hunter Smith, Chief Financial Officer

® 3 This presentation and the accompanying oral presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the safety, efficacy, potential benefits of, and clinical design or progress of any of our products or product candidates at any dosage or in any indication, including, setmelanotide, bivamelagon, and RM-718; the use of setmelanotide in patients with acquired hypothalamic obesity (HO) and the success of our commercial launch and timing of country level launches; our expectations surrounding potential regulatory submissions, progress, or approvals and timing thereof for any of our product candidates; the commercial growth of IMCIVREE; the estimated market size and addressable population for our drug products, including setmelanotide for the treatment of acquired HO and the potential for the market in Japan; the future announcement of data from our ongoing clinical trials and ongoing enrollment in our clinical trials; existing or future collaboration and license agreements; the Company’s business strategy and plans; our anticipated financial performance and financial position for any period of time, including our estimated Non-GAAP Operating Expenses for the year ending December 31, 2026; and the sufficiency of our cash, cash equivalents and short-term investments to fund our operations for at least 24 months; the expected benefits of our term loan facility and the timing of any of the foregoing. Statements using words such as “expect”, “anticipate”, “believe”, “may”, “will” and similar terms are also forward-looking statements. Such statements are subject to numerous risks and uncertainties, including, but not limited to, our ability to enroll patients in clinical trials, the design and outcome of clinical trials, the impact of competition, the ability to achieve or obtain necessary regulatory approvals, risks associated with data analysis and reporting, unfavorable pricing regulations, third-party reimbursement practices or healthcare reform initiatives, risks associated with the laws and regulations governing our international operations and the costs of any related compliance programs, our ability to successfully commercialize setmelanotide, our liquidity and expenses, our ability to retain our key employees and consultants, and to attract, retain and motivate qualified personnel, and general economic conditions, and the other important factors, including those discussed under the caption “Risk Factors” in Rhythm’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2026 and our other filings with the Securities and Exchange Commission. Except as required by law, we undertake no obligations to make any revisions to the forward-looking statements contained in this presentation or to update them to reflect events or circumstances occurring after the date of this presentation, whether as a result of new information, future developments or otherwise. Non-GAAP Financial Measures This presentation and the accompanying oral presentation include Non-GAAP Operating Expenses, a supplemental measure of our performance that is not required by, or presented in accordance with, U.S. GAAP and should not be considered as an alternative to operating expenses or any other performance measure derived in accordance with GAAP. We define Non-GAAP Operating Expenses as GAAP operating expenses excluding stock-based compensation and fixed consideration related to in-licensing and milestone payments. We caution investors that amounts presented in accordance with our definition of Non-GAAP Operating Expenses may not be comparable to similar measures disclosed by our competitors because not all companies and analysts calculate this non-GAAP financial measure in the same manner. We have not provided a quantitative reconciliation of forecasted Non-GAAP Operating Expenses to forecasted GAAP operating expenses because we are unable, without making unreasonable efforts, to calculate the reconciling item, stock-based compensation expenses, with confidence. This item, which could materially affect the computation of forward-looking GAAP operating expenses, is inherently uncertain and depends on various factors, some of which are outside of our control. Forward-looking Statements

® 4 David Meeker, MD Chair, President and CEO

® 5 Strong aHO launch progress drives revenue growth Japan aHO launch underway, expanding global commercial footprint MC4R portfolio royalty reduced to 1% under amended bivamelagon licensing agreement Bivamelagon to advance to Phase 3 trials for both aHO and Prader-Willi syndrome Q3 2026: Executing Today, Building for Tomorrow Business Highlights

® 6 MC4R Agonism Development Across Three Pillars Global commercial foundation established by IMCIVREE in BBS Next-generation MC4R agonists RM-718 (weekly injection) Bivamelagon (daily oral) Genetic MC4R Pathway Diseases Prader-Willi Syndrome Hypothalamic Obesity

® 7 Bivamelagon Advancing into Two Pivotal Trials Acquired hypothalamic obesity • Global, phase 3 placebo-controlled trial • 52 weeks • Primary endpoint: BMI reduction Prader-Willi syndrome • Global, phase 3 placebo-controlled trial • 26 weeks • Primary endpoint: Hyperphagia reduction (HQ-CT) 100 mg 200 mg 400 mg 600 mg

® 8 Jennifer Lee EVP, Head of North America

® 9 Strong Momentum in Second Quarter of U.S. Launch in Acquired HO Strong patient demand continues Broadening prescriber base Favorable access and coverage

Strong Patient Demand and Early Uptake

Start Forms

>700

Patient Start Forms

Inclusive of **71** start forms from clinical trial patients

Patients by age



~20%
4-11yo
~50%
≥22yo
~30%
12-21yo

Hypothalamic injury

~15%

within two years

~35%

>10 years

Note: Between FDA approval on March 19, 2026 and September 30, 2026; yo = years old

10

® 11 Following Patient Journey Beyond the First Point of Contact ~500 incident patients begin their journey each year at major medical centers or large healthcare organizations ~30% of patients remain at original point of care First point of contact ~70% of patients referred or transitioned outside the original point of care

® 12 Specialty Opportunity with Broadening Prescriber Base Prescribers Specialty Note: Between FDA approval on March 19, 2026 and September 30, 2026. >500 Unique prescribers 80% Endocrinologists evenly split among adult and pediatric providers~25% Repeat aHO Prescribers

® 13 Progress in Time to Approval and Expanding Patient Access Note: Between FDA approval on March 19, 2026 and September 30, 2026. Reimbursement Approvals 75% of approvals at or without prior auth 2/3 of approvals occur in less than 60 days Payers Positive Policies Secured 60% of Medicaid covered lives 75% of commercial covered lives

® 14 Continued Strength in BBS Business Patient Growth Continued growth in patients on therapy Field Force Dedicated BBS field force

® 15 Yann Mazabraud EVP, Head of International

® 16 IMCIVREE Now Commercially Available for aHO in Japan Commercial launch initiated October 13, 2026 5,000 – 8,000 estimated patients with acquired HO in Japan1 1. Rhythm estimates the prevalence of acquired hypothalamic obesity in Japan to be approximately 5,000 to 8,000 based on our review of tumor registries and claims data.

® 17 Disease Awareness Increasing through Education and Engagement Guidelines for the Diagnosis and Treatment of Acquired HO Published by the Japanese Endocrine Society & MHLW-funded Research Group Joint Statement on the Safe and Appropriate Use of Setmelanotide Acetate Injection for Acquired Hypothalamic Obesity

® 18 Experienced Rare Disease Team in Place to Support Japan Launch An Experienced Team in Place Targeting Strategy >50 Rhythm Employees in Japan 16 Hospital Affairs Leads 6 Scientific Affairs Managers ~350 Priority hospitals

® 19 Physician Engagement, Patient Identification Provide Strong Starting Point ~300 Out of 350 priority hospitals where brain tumors are treated >1,000 patients likely eligible for IMCIVREE Field teams already have engaged with…. … and identified….

® 20 IMCIVREE HO Country-level Launches Expected in 2027 1. European estimates limited to the EU4 (Germany, France, Spain, Italy), UK and the Netherlands and prevalence of 0.1-0.3 in 10,000 patients ~10,000 estimated European prevalence1 • Germany G-BA process initiated • Reimbursement dossiers submitted: • France • Italy • UK • Spain • The Netherlands

® 21 Hunter Smith Chief Financial Officer

® 22 Rhythm, LG Chem Amend Bivamelagon Exclusive License Agreement Royalty on MC4R Portfolio Sales Low-to-mid-single digits → 1% Beginning Jan. 1, 2029, or first commercial sale of bivamelagon, if earlier Original Agreement Amendment Cash paid / payable $80M upfront $350M additional paid over four years* Development milestones $30M (No change) Commercial milestones $175M $175M** + $200M new milestone RYTM stock $20M upfront (No additional stock) *Payable in four installments: $70M within 15 business days following the effective date of Amendment; $100M in Sept. 2027; $100M in Sept. 2028; and $80M in Sept. 2029. **Triggering annual sales for commercial milestone payments now applicable to MC4R portfolio (setmelanotide, Bivamelagon and RM-718) and thresholds increased from $0.5B, $1.0B and $2.0B in the original agreement to $0.75B, $1.5B and $2.25B in amended agreement.

® 23 $750M Term Loan Facility Secured SOFR: Secured Overnight Financing Rate; HealthCare Royalty Partners / HCRX: KKR’s HealthCare Royalty; Blackstone: Blackstone Life Sciences; RIFA: Revenue Interest Financing Agreement SOFR + 4.60% 1.00% SOFR floor 5-year term No amortization $750M Total Facility $250M Initial draw $250M Optional tranches through June 30, 2028 $250M additional capacity subject to mutual lender agreement Favorable amendments to 2022 Rhythm and HCRx Revenue Interest Financing Agreement 1.0% OID Original issue discount

® 24 Well-capitalized Following Recent Financing $320.9M cash, cash equivalents and short- term investments as of September 30, 2026 -$70M Initial draw under Term Loan Facility Paid within 15 business days following the effective date of the bivamelagon Exclusive License Agreement Amendment Cash on-hand does not include: RYTM expects cash to be sufficient to fund planned operations for at least 24 months +$250M

® 25 Q3 2026: Meaningful Growth in IMCIVREE Global Sales 29% QoQ increase from Q2 2026 73% of Q3 2026 revenue from U.S. $92.1M Net Product Revenue 20% increase in number of patients globally on reimbursed therapy

® 26 Q2 ‘26 to Q3 ‘26: Strong Commercial Growth Driven by U.S. HO Launch $71.3M $1.3M Q2 2026 Product revenue Q3 2026 Product revenue U.S. Q2-Q3 inventory effect at specialty pharmacy Ex-US revenue increase of $600K and Q2 $3.8M charge due to French Contribution M normalized in Q3 U.S. revenue change from product dispensed to US patients $15.1M $4.4M $92.1M

® 27 Q3 2026 Financial Snapshot ($ in millions, except per share data and shares outstanding) Three months ended September 30, 2026 Three months ended September 30, 2025 Product revenue, net $92.1M $51.3M R&D expenses $52.5M $46.0M SG&A expenses $66.8M $52.4M Net Loss attributable to common stockholders $(42.4)M $(54.3)M Weighted average common shares outstanding 69,046,050 66,261,055 Net Loss per share attributable to common stockholders – basic and diluted $(0.61) ($0.82) Cash, cash equivalents and short-term investments position (period end) $320.9M $416.1M

® 28 $119.2M Q3 2026 OpEx includes $25.0M in stock-based compensation expense Q3 2026 Financial Highlights and Guidance * Non-GAAP Operating Expenses is a non-GAAP financial measure. We define Non-GAAP Operating Expenses as GAAP operating expenses excluding stock-based compensation, fixed consideration related to in-licensing and milestone payments. For more information, see slide 3 – Non-GAAP Financial Measures. $360M to $380M anticipated non-GAAP Operating Expenses* for 2026 includes: R&D: $165M to $175M SG&A: $195M to $205M Q3’ 2026 OpEx 2026 OpEx Guidance

® 29 Questions